SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                       December 8, 2004 (December 6, 2004)





              AMERICAN INSURED MORTGAGE INVESTORS - SERIES 85, L.P.
             (Exact name of registrant as specified in its charter)

        California                      1-11059                  13-3257662
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)







                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number, including area code)

Item 8.01   Other Events

     Attached an an exhibit to this Current Report on Form 8-K is a press release issued by the General Partner on December 6, 2004 announcing a change in distribution declaration dates.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Exhibits. The following exhibits are filed with this report:

     Exhibit 99 - Press Release dated December 6, 2004.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    AMERICAN INSURED MORTGAGE
                                                    INVESTORS - SERIES 85, L.P.

                                                    By: CRIIMI, Inc.
                                                        General Partner



Dated: December 8, 2004                            By:/s/Mark A. Libera
                                                       -------------------------
                                                       Mark A. Libera
                                                       Vice President
                                                       and General Counsel

                                  EXHIBIT INDEX

Exhibit
No.                                Description
--------------------------------------------------------------------------------

*    99   Press Release dated December 6, 2004

*    Filed herewith.